SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report January 15, 2003
(Date of earliest event reported):

PUMATECH, INC.
(Exact name of registrant as specified in its charter)

0-21709
(Commission File Number)

Delaware	77-0349154
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2550 North First Street, San Jose, California 95131
(408) 321-7650

Item 1.    Changes in Control of Registrant.

Not applicable.

Item 2    Acquisition or Disposition of Assets.

Not applicable.

Item 3.    Bankruptcy or Receivership.

Not applicable.

Item 4.    Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 5.    Other Events and Regulation FD Disclosure.

Adoption of Stockholder Rights Plan.

On January 10, 2003, the Board of Directors (the “Board”) of Pumatech, Inc. (the “Company”) declared a dividend of one stock purchase right (a “Right”) for each outstanding share of common stock, par value $0.001 per share (the “Common Shares”), of the Company. The dividend is payable to stockholders of record on January 24, 2003 (the “Record Date”). The Rights will become exercisable only upon the occurrence of certain events specified in the Preferred Shares Rights Agreement (the “Rights Agreement”) between the Company and Computershare Investor Services LLC, as Rights Agent, including the acquisition of 15% of the Company’s outstanding common stock by a person or group. In addition, one Right shall be issued with each Common Share that becomes outstanding between the Record Date and the earlier of the Distribution Date, and the Expiration Date (as such terms are defined in the Rights Agreement) or in certain circumstances, after the Distribution Date. Each Right entitles the registered holder, other than an “acquiring person,” under specified circumstances, to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company, at a price of $10.00 per one one-thousandth of a Preferred Share, subject to adjustment. In addition, each Right entitles the registered holder, other than an “acquiring person,” under specified circumstances, to purchase from the Company that number of shares of the Company’s Common Stock having a market value of two times the exercise price of the Right. Subject to certain limitations, the terms of the Rights may be amended by a resolution of the Board of Directors without the consent of the holders of the Rights.

The description and terms of the Rights are set forth in the Rights Agreement, which is incorporated herein by reference, and the foregoing summary of the Rights and Preferred Shares is qualified in its entirety by reference to the Rights Agreement and its exhibits, as well as by reference to the press release announcing the Rights Plan attached as an exhibit under Item 7(c) of this report.

Item 6.    Resignations of Registrant’s Directors.

Not applicable.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit Number	Exhibit Title

4.1 1
Preferred Shares Rights Agreement dated January 13, 2003, between the Company and Computershare Investor Services LLC, as Rights Agent, which includes as Exhibit A the Form of Certificate of Designations of Series A Participating Preferred Stock, as Exhibit B the Form of Rights Certificate and as Exhibit C the Summary of Rights.

99.1 2	Press Release dated January 10, 2003.

1	Incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on January 15, 2003.

2	Filed herewith.

Item	8. Change in Fiscal Year.

Not applicable.

Item	9. Regulation FD Disclosure.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2003	PUMATECH, INC.

	By:	/s/ J. KEITH KITCHEN
J. Keith Kitchen Vice President of Finance and Administration and Chief Accounting Officer (Principal Financial and Accounting Officer)